LOGO


The Brazil Fund, Inc.

Semiannual Report
June 30, 1998

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

(logo)    The Brazil Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

o closed-end investment company investing in a broad spectrum of Brazilian industries

o a vehicle for international diversification through participation in the Brazilian economy


(logo)    General Information
================================================================================
Executive offices

   The Brazil Fund, Inc.
   345 Park Avenue
   New York, NY 10154

   For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information: 1-800-426-5523

   The First National Bank of Boston
   Attn. Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Debevoise & Plimpton

Independent Accountants

   PricewaterhouseCoopers LLP


New York Stock Exchange Symbol -- BZF



(logo)    Contents
================================================================================

In Brief                                                   3
Letter to Shareholders                                     3
Investment Summary                                         6
Portfolio Summary                                          7
Investment Portfolio                                       8
Financial Statements                                      11
Financial Highlights                                      14
Notes to Financial Statements                             15
Report of Independent Accountants                         18
Dividend Reinvestment
   and Cash Purchase Plan                                 19
Investment Manager and Administrator                      21
Directors and Officers                                    21


--------------------------------------------------------------------------------
This report is sent to the shareholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

(logo)    The Brazil Fund, Inc.
In Brief
================================================================================

o For the six-month period ended June 30, 1998, The Brazil Fund's total return based on market price declined 13.30%, compared to the 8.4% decline of the Sao Paulo Stock Exchange Index over the same period.

o Privatization of the federal government telephone monopoly, Telecomunicacoes Brasileiras, should make much of Brazil's electric utility and telephony sector available to domestic and foreign investors.

o As an election year for Brazil, 1998 has seen political uncertainty weighing on the market during the first half of the year and a likelihood that it will affect market returns for the rest of the year.


(logo)    Letter to Shareholders
================================================================================
Dear Shareholders:

   For the six-month period ending June 30, 1998, The Brazil Fund's total return of shares trading on the New York Stock Exchange declined 13.30% to $18.125 per share, down from $21.00 per share on December 31, 1997. This performance compares to the 8.4% decline of the Sao Paulo Stock Exchange Index (Bovespa) over the same period. The total return of the Fund declined 10% over the same period, resulting in a discount of share price to net asset value of 23.4%.

Economic Environment of Improving Inflation,
High Interest Rates

   As we enter the fifth year of Brazil's Real Plan, the enormous strides that Brazil has made toward creating sustainable economic growth should not be overlooked. Particularly encouraging is the lack of volatility in the foreign exchange rate as the real continues its gradual depreciation against the U.S. dollar within a slightly widening currency band. The introduction of a stable currency four years ago has also led to ongoing success on the inflation front, as the consumer inflation rate for the first six months of 1998 was 1.18% and estimates for the full year are below 3.0%. A more stable operating environment combined with successful privatizations has also led to improvement in the current account as export growth continues. Foreign reserves now total above $70 billion (all figures are reported in terms of U.S. dollars), bolstered by over $8 billion in foreign direct investment this half as well as shorter term fixed income investment. Unfortunately, from a stock market perspective, these successes have been overshadowed by continuing and valid concerns over the fiscal deficit, particularly in an environment of heightened global risks.

   The Brazilian government's limited means to address external shocks, as well as the difficulties of operating in a relatively inefficient democracy, has meant that growth over the last few years has been sacrificed to higher interest rates in order to maintain economic stability. Brazil's GDP, which is estimated at $770 billion currently, has not grown at an annual rate above 3% since 1995. This year should be no better, given the high interest rates at the beginning of the year and that growth is expected to slow to below 2% during the second half of the year.

   There has been improvement in interest rates domestically, however, with a reduction from the 42% levels of last October (during the escalation of the Asian financial crisis) to approximately 20% currently. That spike in rates has increased the debt burden of the country and it appears that the government's public sector deficit could approach 8% by year-end, before receding to more comfortable levels in 1999 as the shorter term debt rolls off. The government recently decided to issue an increasing

(logo)    The Brazil Fund, Inc.
Letter to Shareholders
================================================================================

amount of floating rate debt instruments to reduce the cost of government borrowing over the election campaign season while reducing the current interest costs. This decision could prove problematic if the government is forced to raise interest rates in order to counteract currency speculation in the event of further economic turmoil globally, as was witnessed last October.

Political Uncertainties Weigh on Market

   An election year in Latin America always brings with it many political uncertainties which tend to weigh on stock market returns -- Brazil this year is no exception. Generally, the two most significant uncertainties during an election year are the likelihood of the continuance of economic policies if a new political regime is elected, and the fiscal costs which the current incumbent will incur in order to get re-elected. On the first issue, perennial opposition candidate Luis Inacio Lula da Silva received favorable ratings early on in his campaign, which was a reversal of the improving trend that the stock market experienced in the first quarter of the year. However, as the first half of the year came to a close, current President Fernando Henrique Cardoso's popularity was rising and it appears increasingly likely at this point in time that he will be granted a second term to carry on with his economic policies. On the second issue of fiscal discipline, the true costs of re-election are impossible to measure and we can only be hopeful that the federal government will increase its commitment to its already pronounced, but not yet shown, fiscal austerity.

   Further political uncertainty was brought to the forefront in April when Brazil was stunned by the deaths of two key allies of President Cardoso: Sergio Motta, the Minister of Telecommunications, and Luis Eduardo Magalhaes, the government leader in the Chamber of Deputies. Both foreign and domestic investors were concerned that two individuals prominent in the privatization and reform process, and expected to be fundamental participants in Cardoso's re-election campaign, were suddenly absent. However, Brazil's political system, while sometimes frustrating in its penchant for muddling along, has also proven extremely resilient and a source of considerable expertise. In Brazil's short history as a democracy, the people of Brazil have had to face the death of one newly elected president before he even took office and the impeachment of its first elected president who actually served.

   While much remains to be done in the area of government reforms, the first half of 1998 did see some progress. Administrative reform, which should help reduce the size of government, was approved. Social security reform, which will help to reduce the outlay by the government to retired civil servants, has not yet been passed in full but has been pushed ahead and could see passage in the second half of the year. Still remaining are two key government initiatives. One is the area of political reform, which is designed to bring more unity to the fractious congressional system through a system of "party loyalty." The other is fiscal reform, which focuses on the tax system and the states' budgets, and has unfortunately seen little progress to date.

Portfolio Update

   Over the six-month period, the Fund added to its holdings in the electric utilities sector, concentrating on recently privatized electricity distributor Companhia Paulista de Forca e Luz. The company was purchased by a Brazilian consortium consisting of Bradesco, the largest private sector bank, Votorantim, the largest private sector conglomerate, and Camargo Correa, a large construction company. Sales over the period were primarily for valuation and diversification reasons, as we trimmed our positions in a number of our largest holdings. These included Petroleo Brasileiro, the state-owned oil company, Telecomunicacoes de Sao Paulo, the telephone monopoly for the state of Sao

(logo)    The Brazil Fund, Inc.
Letter to Shareholders
================================================================================

Paulo, the two financial institutions Banco Itau and Banco Bradesco, and the brewer, Companhia Cervejaria Brahma. We also reduced our stake in Usinas Siderurgicas de Minas Gerais, the private sector flat steel company, given concerns over falling steel prices.

Outlook Focused on Privatizations

   Presently, it appears that the government of Brazil will successfully privatize the federal government telephone monopoly, Telecomunicacoes Brasileiras, at prices above the minimum bid prices set by the Ministry of Communications. This is the culmination of what has been an incredibly dynamic privatization process, which will effectively put much of the electric utility and telephony sector of the country into both foreign and domestic investors' hands. While much is to be expected in terms of the restructuring and increasing efficiency of the individual companies involved, it is also important on a macroeconomic level. Proceeds from these privatizations should be used to reduce the sizable domestic debt burden, and, when combined with the foreign direct investment required as new operators undertake the required capital expenditures, should support already high foreign reserve levels.

   There is a danger that a string of government successes in telephone privatizations, interest rate reductions, foreign exchange reserve levels, and elections over the coming months will lead to a sense of complacency within Brazil, which will not be conducive to attacking the longer term structural problems of the economy. Assuming re-election in October, President Cardoso and his team must act quickly and forcefully to introduce fiscal measures designed to reduce government expenditures and to push Congress to pass the required social security, fiscal, and political reforms still pending.

   While the macroeconomic risks remain high, much of the private sector in Brazil, which is increasing given the recent privatizations, continues to be well positioned for improvements in economic growth. Leverage remains low, capital expenditures have been made to modernize plants and improve productivity, and cash flow continues to be strong for many of the Fund's holdings. This should enable these companies to withstand the current slowdown in the economy and prosper as times improve.

   While the heightened concerns over emerging markets continues to weigh on stock valuations in Brazil, we believe that the country has much to be proud of given its advances to date. Over the longer term these advances should provide ongoing opportunities for the equity investor in Brazil.

Respectfully,

/s/Nicholas Bratt             /s/Juris Padegs

Nicholas Bratt                Juris Padegs
President                     Chairman of the Board

THE BRAZIL FUND, INC.
INVESTMENT SUMMARY AS OF JUNE 30, 1998
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ----------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER    -20.98       --       -17.55        --       -20.35       --
ONE YEAR           -32.25   -32.25       -23.82    -23.82       -28.31   -28.31
THREE YEAR          -0.07    -0.02        34.00     10.25       113.89    28.84
FIVE YEAR           61.98    10.13       100.75     14.96       208.33    25.26
TEN YEAR           352.96    16.31       360.55     16.50       747.41    23.83



-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED JUNE 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                     1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     ------------------------------------------------------------------------------
NET ASSET VALUE...  $16.42  $ 9.90  $14.03  $14.27  $18.44  $22.38  $24.47  $26.27  $35.71  $23.67
INCOME DIVIDENDS..  $  .41  $ 1.01  $   --  $   --  $   --  $  .08  $   --  $  .30  $  .61  $  .56
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....  $  .39  $ 2.18   $  --  $  .28  $  .53  $  .93  $ 2.36  $  .81  $  .75  $ 2.32
TOTAL RETURN (%)..   54.68  -24.15   41.72    3.01   33.96   26.58   18.36   22.24   43.88  -23.82


(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b)  Sao Paulo Stock Exchange Index ($).

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

THE BRAZIL FUND, INC.
PORTFOLIO SUMMARY AS OF JUNE 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities     88%
Cash Equivalents      12%
                     ----
                     100%
                     ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities

Telecommunications    23%
Banking               16%
Utilities             15%
Petroleum             10%
Food and Beverage      9%
Mining                 6%
Forest Products        5%
Electrical Equipment   4%
Tobacco                4%
Other                  8%
                     ----
                     100%
                     ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1.  Telecomunicacoes Brasileiras S.A

 2.  Banco Itau S.A.

 3.  Petroleo Brasileiro S/A

 4.  Companhia Cervejaria Brahma

 5.  Telecomunicacoes de Sao Paulo S.A.

 6.  Companhia Vale do Rio Doce

 7.  Banco Bradesco S.A

 8.  Companhia Energetica de Minas Gerais

 9.  Centrais Eletricas Brasileiras S/A

10.  Companhia Souza Cruz Industria e Comercio


[LOGO] The Brazil Fund, Inc.
Investment Portfolio as of June 30, 1998
=======================================================================================================================

                                                                                              Shares          Value ($)
-----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 88.3%

BANKING 13.9%
Banco Bradesco S.A. (pfd.) ............................................................   2,233,692,307     18,637,440
Banco Itau S.A. (pfd.) ................................................................      60,024,208     34,253,579
                                                                                                            ----------
                                                                                                            52,891,019
                                                                                                            ----------
CHEMICALS 1.8%
Companhia Petroquimica do Sul S.A. (voting) ...........................................      39,712,000      1,390,632
S/A White Martins (voting) ............................................................       5,950,846      5,505,517
                                                                                                            ----------
                                                                                                             6,896,149
                                                                                                            ----------
CONSTRUCTION 0.7%
Odebrecht S.A. (voting) (b) ...........................................................     575,630,000      2,762,307
                                                                                                            ----------
CONTAINERS 0.5%
Dixie Toga S.A. (pfd.) ................................................................       4,389,000      1,859,505
                                                                                                            ----------
ELECTRICAL EQUIPMENT 3.3%
Empresa Brasileira de Compressores S.A. (pfd.) ........................................       6,393,800      1,824,352
Weg S.A. (pfd.) .......................................................................      16,026,600     10,531,508
                                                                                                            ----------
                                                                                                            12,355,860
                                                                                                            ----------
FOOD AND BEVERAGE 8.3%
Ceval Participacoes S/A (pfd.)* (b) ...................................................     371,066,740      1,321,858
Companhia Cervejaria Brahma (pfd.) ....................................................      39,257,913     24,439,667
Sadia Concordia S/A (pfd.) ............................................................       9,088,430      5,657,922
                                                                                                            ----------
                                                                                                            31,419,447
                                                                                                            ----------
FOREST PRODUCTS 4.5%
Aracruz Celulose S.A. "B" (pfd.) ......................................................       8,253,599      9,277,315
Companhia Suzano de Papel e Celulose S.A. (pfd.) ......................................       3,357,600      3,425,678
Industrias Klabin de Papel e Celulose S.A. (pfd.) .....................................      10,556,740      4,381,337
                                                                                                            ----------
                                                                                                            17,084,330
                                                                                                            ----------
GLASS 1.0%
Companhia Vidraria Santa Marina (voting) ..............................................       2,340,236      3,945,753
                                                                                                            ----------
IRON AND STEEL 1.3%
Companhia Siderurgica de Tubarao (pfd.)* ..............................................     100,100,000      1,367,498
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) .......................................         728,210      3,714,875
                                                                                                            ----------
                                                                                                             5,082,373
                                                                                                            ----------



    The accompanying notes are an integral part of the financial statements.



[LOGO] The Brazil Fund, Inc.
Investment Portfolio
=======================================================================================================================

                                                                                              Shares          Value ($)
-----------------------------------------------------------------------------------------------------------------------
MINING 5.2%
Companhia Vale do Rio Doce (pfd.) "A"* ................................................         922,104     18,816,008
S.A. Mineracao da Trindade (voting) ...................................................      38,392,104        896,275
                                                                                                           -----------
                                                                                                            19,712,283
                                                                                                           -----------
PETROLEUM 9.0%
Petroleo Brasileiro S.A. (pfd.) .......................................................     183,739,999     34,156,846
                                                                                                           -----------
RETAILING 1.5%
Companhia Brasileira de Distribuicao -- Grupo Pao de Acucar (voting) ..................     110,000,000      2,472,872
Lojas Americanas S.A.* (voting) .......................................................     435,687,800      2,972,268
                                                                                                           -----------
                                                                                                             5,445,140
                                                                                                           -----------
TELECOMMUNICATIONS 20.4%
Telecomunicacoes Brasileiras S.A. (pfd.) ..............................................     390,256,600     42,448,906
Telecomunicacoes de Sao Paulo S.A. (pfd.) .............................................      94,212,067     22,157,003
Telecomunicacoes do Parana S/A (pfd.) .................................................      15,242,900      3,822,092
Telepar Celular S.A. (pfd.)* ..........................................................      15,242,900      1,383,729
Telesp Celular S.A. (pfd.)* ...........................................................      94,212,067      7,820,119
                                                                                                           -----------
                                                                                                            77,631,849
                                                                                                           -----------
TEXTILES AND APPAREL 0.6%
Sao Paulo Alpargatas S.A. (pfd.)* .....................................................      47,579,600      2,200,950
                                                                                                           -----------
TOBACCO 3.2%
Companhia Souza Cruz Industria e Comercio (voting) ....................................       1,657,543     12,325,338
                                                                                                           -----------
UTILITIES 13.1%
Centrais Eletricas Brasileiras S.A. "B" (pfd.) ........................................     545,000,000     16,398,772
Centrais Geradoras do Sul do Brasil SA* (pfd.) ........................................     545,000,000        786,953
Companhia Energetica de Minas Gerais (pfd.) ...........................................     573,019,229     17,836,403
Companhia Paranaense de Energia (pfd.) ................................................     360,700,000      3,368,259
Companhia Paranaense de Energia (voting) ..............................................     879,642,700      6,921,230
Companhia Paulista de Forca e Luz (pfd.) ..............................................       2,640,000        249,380
Companhia Paulista de Forca e Luz (pfd.) Pro-rata shares* .............................         182,301         14,186
Companhia Paulista de Forca e Luz* (voting) ...........................................      42,770,000      4,364,089
                                                                                                           -----------
                                                                                                            49,939,272
                                                                                                           -----------
TOTAL EQUITY SECURITIES (Cost $160,259,449) ...........................................                    335,708,421
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.


[LOGO] The Brazil Fund, Inc.
Investment Portfolio
=======================================================================================================================
                                                                                             Principal
                                                                                            Amount ($)        Value ($)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.8%

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%
  to be repurchased at $14,538,322 on 7/1/1998, collateralized by a $14,181,000
  U.S. Treasury Note, 6.25%, 8/31/2000
  (Cost $14,536,000) ..................................................................      14,536,000     14,536,000
                                                                                                           -----------
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTE 7.9%

Federal National Mortgage Association, 5.85%, 7/1/1998
  (Cost $30,000,000) ..................................................................      30,000,000     30,000,000
                                                                                                           -----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO-- 100.0% (Cost $204,795,449) (a) ...........................                    380,244,421
                                                                                                           ===========


  *  Non-income producing security.
(a) The cost of the investment portfolio for federal income tax purposes was $206,109,715. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $174,134,706. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $204,009,830 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $29,875,124.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,084,165 (1.05% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1998 aggregated $4,710,305. These securities may also have certain restrictions as to resale.


    The accompanying notes are an integral part of the financial statements.


[LOGO] The Brazil Fund, Inc.
Financial Statements

===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
  JUNE 30, 1998
-------------------------------------------------------------------------------------------------------------------
  ASSETS
  Investment securities, at value (identified cost $204,795,449) ......................           $  380,244,421
  Cash ................................................................................                    1,458
  Foreign currency holdings, at market (identified cost $3,787,936) ...................                3,784,729
  Receivable for investments sold .....................................................                1,208,558
  Dividends and interest receivable ...................................................                1,685,682
  Other assets ........................................................................                    8,464
                                                                                                  --------------
  Total assets ........................................................................              386,933,312

  LIABILITIES
  Accrued management fee ..............................................................                  337,090
  Other payables and accrued expenses .................................................                  466,064
                                                                                                  --------------
  Total liabilities ...................................................................                  803,154
                                                                                                  --------------
  Net assets, at value ................................................................           $  386,130,158
                                                                                                  ==============
  NET ASSETS
  Net assets consist of:
  Undistributed net investment income .................................................                6,198,413
  Net unrealized appreciation (depreciation) on:
     Investment securities ............................................................              175,448,972
     Foreign currency related transactions ............................................                  (22,772)
  Accumulated net realized gain .......................................................               17,091,606
  Paid-in capital .....................................................................              187,413,939
                                                                                                  --------------
  Net assets, at value ................................................................           $  386,130,158
                                                                                                  ==============
  NET ASSET VALUE per share ($386,130,158 / 16,315,155 shares of common stock
     outstanding, 50,000,000 shares authorized, $.01 par value) .......................                   $23.67
                                                                                                          ======


                         The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------------------


                                       11


[LOGO] The Brazil Fund, Inc.
Financial Statements

===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
  SIX MONTHS ENDED JUNE 30, 1998
-------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
  Income:
  Dividends (net of foreign taxes withheld of $982,606) ......................................    $  9,193,451
  Interest ...................................................................................         656,735
                                                                                                 -------------
                                                                                                     9,850,186
  Expenses:
  Management fee .............................................................................       2,301,063
  Administrator's fee ........................................................................          21,754
  Custodian and accounting fees ..............................................................         554,632
  Directors' fees and expenses ...............................................................          72,885
  Legal ......................................................................................         133,934
  Auditing ...................................................................................          46,796
  Reports to shareholders ....................................................................          35,587
  Services to shareholders ...................................................................          13,406
  Other ......................................................................................          38,991
                                                                                                 -------------
                                                                                                     3,219,048
                                                                                                 -------------
  Net investment income ......................................................................       6,631,138
                                                                                                 -------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
  Investments ................................................................................      20,929,107
  Foreign currency denominated transactions (net of CPMF tax $94,883) ........................        (667,063)
                                                                                                 -------------
                                                                                                    20,262,044
                                                                                                 -------------
  Net unrealized appreciation (depreciation) during the period on:
  Investments ................................................................................     (69,593,432)
  Foreign currency denominated transactions ..................................................         (14,955)
                                                                                                 -------------
                                                                                                   (69,608,387)
                                                                                                 -------------
  Net loss on investment transactions ........................................................     (49,346,343)
                                                                                                 -------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................    $(42,715,205)
                                                                                                  ============

                         The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------------------


[LOGO] The Brazil Fund, Inc.
Financial Statements

===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                              SIX MONTHS
                                                                                 ENDED           YEAR ENDED
                                                                                JUNE 30,        DECEMBER 31,
  INCREASE (DECREASE) IN NET ASSETS                                               1998             1997
-------------------------------------------------------------------------------------------------------------------
  Operations:
  Net investment income ..................................................   $   6,631,138     $   9,820,789
  Net realized gain from investment transactions .........................      20,262,044        34,941,748
  Net unrealized appreciation (depreciation) on investment
     transactions during the period ......................................     (69,608,387)       19,046,094
                                                                             -------------     -------------
  Net increase (decrease) in net assets resulting from operations ........     (42,715,205)       63,808,631
                                                                             -------------     -------------
  Distributions to shareholders:
  From net investment income .............................................      (1,712,726)       (8,290,328)
                                                                             -------------     -------------
  From net realized gains on investment transactions .....................              --       (44,702,055)
                                                                             -------------     -------------
  Net asset value of shares issued to shareholders in reinvestment
     of distributions ....................................................       1,128,338           631,634
                                                                             -------------     -------------
  INCREASE (DECREASE) IN NET ASSETS ......................................     (43,299,593)       11,447,882
  Net assets at beginning of period ......................................     429,429,751       417,981,869
                                                                             -------------     -------------
  NET ASSETS AT END OF PERIOD (including undistributed net investment
     income of $6,198,413 and $1,280,001, respectively) ..................   $ 386,130,158     $ 429,429,751
                                                                             =============     =============
  OTHER INFORMATION
  INCREASE IN FUND SHARES
  Shares outstanding at beginning of period ..............................      16,256,783        16,229,987
  Shares issued to shareholders in reinvestment of distributions .........          58,372            26,796
                                                                            --------------    --------------
  Shares outstanding at end of period ....................................      16,315,155        16,256,783
                                                                            ==============    ==============

                         The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------------------



[LOGO] The Brazil Fund, Inc.
Financial Highlights
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
 THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE
 INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                               SIX MONTHS
                                             ENDED JUNE 30,              YEARS ENDED DECEMBER 31,
                                                 1998(a)      1997(a)     1996(a)    1995(a)      1994        1993
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period ..........  $ 26.42    $ 25.75     $ 20.73     $ 31.10    $ 20.98     $ 14.12
                                                  -------    -------     -------     -------    -------     -------
 Net investment income (loss) ..................      .41        .60         .55         .38       (.17)        .10
 Net realized and unrealized gain (loss) on
   investment transactions .....................    (3.05)      3.33        5.34       (7.63)     12.75        7.58
                                                  -------    -------     -------     -------    -------     -------
 Total from investment operations ..............    (2.64)      3.93        5.89       (7.25)     12.58        7.68
                                                  -------    -------     -------     -------    -------     -------
 Less distributions:
 From net investment income ....................     (.11)      (.51)       (.55)       (.30)        --        (.08)
 From net realized gains on investments ........       --      (2.75)       (.32)       (.90)     (2.46)       (.74)
 In excess of net realized gains on investments        --         --          --        (.15)        --          --
                                                  -------    -------     -------     -------    -------     -------
 Total distributions ...........................     (.11)     (3.26)       (.87)      (1.35)     (2.46)       (.82)
                                                  -------    -------     -------     -------    -------     -------
 Dilution resulting from rights offering (e) ...       --         --          --       (1.73)        --          --
                                                  -------    -------     -------     -------    -------     -------
 Broker and dealer manager fees and offering
   costs (e) ...................................       --         --          --        (.04)        --          --
                                                  -------    -------     -------     -------    -------     -------
 Net asset value, end of period ................  $ 23.67    $ 26.42     $ 25.75     $ 20.73    $ 31.10     $ 20.98
                                                  =======    =======     =======     =======    =======     =======
 Market value, end of period ...................  $ 18.13    $ 21.00     $ 22.25     $ 21.13    $ 33.00     $ 21.13
                                                  =======    =======     =======     =======    =======     =======
 TOTAL INVESTMENT RETURN
 Per share market value (%) ....................  (13.30)**    10.16        9.29      (26.37)     69.81       60.89
 Per share net asset value (%) (b) .............  (10.00)**    19.75       28.89(d)   (23.31)(d)  61.09       54.19
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period ($ millions) ........     386         429         418         336        377         254
 Ratio of operating expenses, net to average net
   assets (%) (c) ..............................    1.52*       1.46        1.60        1.62       1.71        1.84
 Ratio of operating expenses before expense
   reductions, to average net assets (%) .......    1.52*       1.46        1.62        1.67       1.71        1.84
 Ratio of net investment income (loss) to average
   net assets (%) ..............................    3.14*       1.91        2.22        1.54      (.58)         .56
 Portfolio turnover rate (%) ...................     .56*       5.57        8.55        9.65       5.76        4.67


 (a) Based on monthly average shares outstanding during the period.
 (b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
 (c) For the year ended December 31, 1993, the ratio of expenses, net, including the Brazilian repatriation tax, to average net assets was 2.22%.
 (d) Total returns would have been lower had certain expenses not been reduced.
 (e) During the year ended December 31, 1995, the Fund issued 4,060,000 shares in connection with a rights offering of the Fund's shares.
 *   Annualized
 **  Not annualized
------------------------------------------------------------------------------------------------------------------------

The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) values of investment securities, other assets and liabilities at the daily rate of exchange;

     (ii)purchases and sales of investment securities, dividend and interest income and expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no U.S. federal income taxes, and no federal income tax provision was required.

The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

Effective January 1, 1996, the Brazilian withholding tax on dividend income was reduced from 15% to 0%. This rate change applies to dividends paid from a company's 1996 profits. Dividends paid from pre-1996 profits will continue to be taxed at 15%.

The Fund is subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, all of its tax basis net investment income, any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover) and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover), which would be taxable to the Fund if not distributed. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment and foreign currency related transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded at the earlier of ex dividend or record date. The Fund uses the identified cost method for determining realized gain or loss on investments and foreign currency for both financial and federal income tax reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $1,184,875 and $42,511,566, respectively.

C. Investment Advisory Agreements and Transactions with Affiliated Persons

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a monthly fee at an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, 1.00% per annum of the value of the Fund's weekly net assets on the next $200 million, and 0.90% per annum of the value of the Fund's weekly net assets in excess of $500 million. For the six months ended June 30, 1998, the fee pursuant to the Agreement amounted to $2,301,063, which was equivalent to an annual effective rate of 1.09%.

The Fund and the Adviser entered into an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the six months ended June 30, 1998, the Administrator fee amounted to $21,754.

The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $108,951, of which $17,080 is unpaid at June 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the six months ended June 30, 1998 the amount charged by SSC aggregated $7,500, of which $1,250 is unpaid at June 30, 1998.

The Fund pays each Director not affiliated with the Adviser an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the six months ended June 30, 1998, Directors' fees and expenses amounted to $72,885.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by holders of at least two-thirds of the Fund's shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

The Brazil Fund, Inc.
Report of Independent Accountants
================================================================================

To The Shareholders and the Board of Directors of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 6, 1998

(logo)   The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The First National Bank of Boston, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

(logo)   The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o The First National Bank of Boston, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

(logo)    The Brazil Fund, Inc.
Investment Manager and Administrator
================================================================================

   The investment manager and administrator of The Brazil Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies which invest in foreign securities: The Argentina Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc. and Scudder Spain and Portugal Fund, Inc. are traded on the New York Stock Exchange.


Directors and Officers
================================================================================
NICHOLAS BRATT*
    President

JURIS PADEGS*
    Chairman of the Board and Director

EDGAR R. FIEDLER
    Director

KENNETH C. FROEWISS
    Director

WILLIAM H. LUERS
    Director

ROBERTO TEIXEIRA DA COSTA
    Director and Resident Brazilian Director

RONALDO A. DA FROTA NOGUEIRA
    Director and Resident Brazilian Director

WILSON NOLEN
    Director

HAROLD WILLIAMS
    Director

EDMUND B. GAMES, JR.*
    Vice President

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
    Vice President

JERARD K. HARTMAN*
    Vice President

PAUL ROGERS*
    Vice President

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Vice President, Treasurer and Secretary

JOHN R. HEBBLE*
    Assistant Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.